UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 7, 2006
QUESTCOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

California	001-14758	33-0476164

(State or other urisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3260 Whipple Road Union City, California	94587

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 1.2
EXHIBIT 5.1
EXHIBIT 99.1

Item 1.01 Entry Into a Material Definitive Agreement.
     On December 7, 2006, Questcor Pharmaceuticals, Inc. (the “Company”) entered into a Placement Agency Agreement with BMO Capital Markets Corp., as the sole placement agent, relating to the offering, issuance and sale to selected purchasers (the “Purchasers”) of 11,400,000 shares of the Company’s common stock. The Company has received definitive commitments to purchase 10,510,000 shares of its common stock from a group of institutional investors at a purchase price of $1.20 per share. In addition, the Company has received definitive commitments to purchase 890,000 shares of its common stock from certain insiders of the Company at a purchase price of $1.45 per share, which purchase price is based upon the average closing price of the Company’s common stock for the five days preceding the pricing of the transaction. The net offering proceeds to the Company are expected to be approximately $13 million after deducting placement agency fees and estimated offering expenses. A copy of the Placement Agency Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference.
     The Company will enter into Purchase Agreements with each investor. The Purchase Agreement will set forth the terms and conditions of each investor’s purchase of shares of the Company’s Common Stock. A copy of the form of Purchase Agreement is attached as Exhibit 1.2 hereto and is incorporated herein by reference.
     The common stock will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission on December 8, 2006, in connection with a shelf takedown from our registration statement on Form S-3 (File no. 333-134879), which became effective on October 5, 2006. A copy of the opinion of Stradling Yocca Carlson & Rauth relating to the legality of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto.
     On December 8, 2006, the Company issued a press release announcing the offering. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit
Exhibit Description	Number

Placement Agency Agreement dated December 7, 2006, by and between Questcor Pharmaceuticals, Inc. and BMO Capital Markets Corp.	1.1

Form of Purchase Agreement	1.2

Opinion of Stradling Yocca Carlson & Rauth	5.1

Consent of Stradling Yocca Carlson & Rauth (included in its opinion filed as Exhibit 5.1 hereto)	23.1

Press Release, dated December 8, 2006	99.1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Questcor Pharmaceuticals, Inc.
Date: December 8, 2006	By:	/s/ James L. Fares
James L. Fares
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Exhibit Description	Number

Placement Agency Agreement dated December 7, 2006, by and between Questcor Pharmaceuticals, Inc. and BMO Capital Markets Corp.	1.1

Form of Purchase Agreement	1.2

Opinion of Stradling Yocca Carlson & Rauth	5.1

Consent of Stradling Yocca Carlson & Rauth (included in its opinion filed as Exhibit 5.1 hereto)	23.1

Press Release, dated December 8, 2006	99.1